SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                          July 14, 2004 (July 7, 2004)


                         FASTFUNDS FINANCIAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                       333-1026D                       87-0425514
----------------------------    ------------------------  ----------------------
(State or Other Jurisdiction    (Commission File Number)           (IRS Employer
of Incorporation)                                         Identification Number)



                       11100 Wayzata Boulevard, Suite 111
                              Minnetonka, MN 55305
                   -------------------------------------------
               (Address of Principal Executive Offices, Zip Code)

       Registrant's telephone number, including area code: (952) 541-0455


                   -------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     (a) On July 7, 2004, the Board of Directors of FastFunds Financial Corporation, Inc. (the "Registrant") appointed the registered independent public accounting firm of Gelfond Hochstadt Pangburn, P.C. as independent accountants for the Registrant for the fiscal year ending December 31, 2004. Mantyla McReynolds was dismissed effective July 7, 2004 and notified of their dismissal on July 9, 2004.

     (b) During the two most recent fiscal years ended December 31, 2003 and 2002, and interim periods subsequent to December 31, 2003, there have been no disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     (c) Mantyla McReynolds' reports on the financial statements for the years ended December 31, 2003 and 2002, contained a going concern emphasis paragraph, describing substantial doubt about the Registrant's ability to continue as a going concern. With the exception of the foregoing, the report of Mantyla
McReynolds contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) The Registrant has requested that Mantyla McReynolds furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Mantyla McReynolds letter to the SEC, dated July 13, 2004, is filed as
Exhibit 16.1 to this Form 8-K.

     (e) During the two most recent fiscal years through July 7, 2004, the Registrant has not consulted with Gelfond Hochstadt Pangburn, P.C. regarding either (i) the application of accounting principles to a specific transaction, either contemplated or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304
(a)(1)(v) of Regulation S-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         16.1 Letter from Mantyla McReynolds addressed to the Securities and Exchange Commission

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FASTFUNDS FINANCIAL CORPORATION



Date: July 14, 2004                     By:    /s/ Thomas B. Olson
                                           --------------------------------
                                                 Thomas B. Olson, Secretary